Portfolio Manager's Letter
FIRST INVESTORS GROWTH & INCOME FUND
(A Series of First Investors Series Fund II, Inc.)


Dear Shareholder:

We are pleased to present the annual report of the First Investors Growth & Income Fund for the year ended October 31, 1995. During this period, dividends from net investment income were 16.8 cents per share on Class A shares and 10.6 cents per share on Class B shares.

The performance of the U.S. equity market has been exceptional in the past twelve months, surpassing most expectations. Stock prices benefited from strongly rising earnings and the increasing belief that the Federal Reserve has "gotten it right" by achieving its goal of sustained, moderate economic growth with low inflation. For the year ended October 31, 1995, the First Investors Growth & Income Fund returned on a net asset value basis 19.5% on Class A shares compared to a 20.0% return for the Lipper Growth and Income Average. Class B shares (first offered for sale on January 12, 1995) returned 22.7%. Contributing to the Fund's performance were sharp gains in the stock prices of several bank holdings, such as Crestar Financial and First Fidelity Bancorp, which is being acquired by First Union Corporation, along with good positions in health care and media.

Throughout the course of the year, we have positioned the Fund in areas that we believe will continue to show above average earnings and dividend growth. This approach has been successful in some areas, such as health care, finance and media, but not in others, notably the industrial, energy and retail sectors. We are maintaining the Fund's underweighting in technology as we believe the sector's recent choppy performance is likely to continue for some time as earnings expectations are lofty and valuations are near peak levels. In addition, the Fund's industrial position is based on our view that if the economic cycle is extended for another year or so, which we believe it will be, stocks in the electrical equipment, paper and chemical areas will do quite well. We also retain a slight overweight in the retail sector, as we believe that companies such as Wal-Mart and May Department Stores are the long-term winners in admittedly tough industry conditions.

Our approach remains a diversified one, which has not been favored by a market advance led predominately by finance and technology. Currently, the Fund holds 75 different companies in eleven broad industry groups. Looking ahead, while we believe this country is entering a more challenging period for the equity market, the Fund will be well represented in sectors and companies that we believe will grow earnings and dividends at double-digit rates next year, and should provide very competitive results.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,


/s/Laura J. Allen
   ---------------
   Laura J. Allen
   Portfolio Manager

   November 30, 1995





Cumulative Performance Information
FIRST INVESTORS GROWTH & INCOME FUND
(A Series of First Investors Series Fund II, Inc.)

Comparison of change in value of $10,000 investment in the First
Investors Growth & Income Fund (Class A shares) and the Standard & Poor's 500 Index.

[chart omitted]
                         As of October 31, 1995

                                       Growth &
  Date             S&P 500             Income
--------          ---------           ----------
 10/4/93           10,000               9,375
10/31/93           10,148               9,375
12/31/93           10,173               9,516
 2/28/94           10,234               9,602
 4/30/94            9,917               9,365
 6/30/94            9,834               9,264
 8/31/94           10,557               9,790
10/31/94           10,530               9,723
12/31/94           10,303               9,444
 2/28/95           10,958               9,956
 4/30/95           11,589              10,514
 6/30/95           12,302              11,162
 8/31/95           12,724              11,502
10/31/95           13,192              11,620

                                      Average Annual Total Return*
Class A shares          N.A.V. Only      S.E.C. Standardized
  One Year                  19.5%            12.0%
  Since Inception           10.9%             7.5%
Class B shares
  Since Inception           22.7%            17.8%

The graph compares a $10,000 investment made in the First Investors Growth & Income Fund Class A shares) on 10/4/93 (inception date) with a similar investment in the S&P 500 Index.For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Index does not take into account fees and expenses. It is not possible to invest directly in the Standard & Poor's 500 Index.

*Average Annual Total Return figures (for the period ended 10/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A shares S.E.C. Standardized Average Annual Total Return for One Year and Since Inception would have been 11.2% and 6.8%, respectively. The returns for Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 10/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year).

Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. S&P 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.





Portfolio Manager's Letter
FIRST INVESTORS MADE IN THE U.S.A. FUND
(A Series of First Investors Series Fund II, Inc.)


Dear Shareholder:

We are pleased to present the annual report of the First Investors Made In The U.S.A. Fund. On October 31, 1995, your Fund's net asset value per share was $14.58 for Class A shares and $14.51 for Class B shares. For the year ended October 31, 1995, your Fund had a total return on a net asset value basis of 24.6% on Class A shares compared to a total return of 23.6% for the average small company growth fund, according to Lipper Analytical Services. Class B shares (first offered for sale on January 12, 1995) returned 20.6%.

The Fund's objective is long-term capital growth. We continually review securities to ensure that fundamentals remain sound and that the criteria established within the investment specifications are being met. The Fund is well diversified among the various industries and sectors of the market, with an emphasis on those companies that we believe will benefit in the current economic environment. We also focus on companies with above market average earnings growth rates trading at attractive price-earnings valuations.

Through October 31, 1995, the U.S. equity markets continued their bull market run begun in late 1990. Stronger earnings results, most notably in technology, telecommunications and finance, supported by declining interest rates, drove the equity market to record highs, spurring continued interest in equities. The interest rate on the 30-year Treasury bond has fallen to 6.3% from 8.0% during the twelve month period ended October 31, 1995.

To capitalize on these positive trends, the Made In The U.S.A. Fund focused on companies that we believed would continue to report strong earnings, offered above-average earnings growth potential and had favorable relative valuations. The Fund, in seeking to further diversify its holdings, added several new companies during the fiscal year. Exposure to small and mid-capitalization companies, especially in the technology sector, positively affected performance. Applied Materials, Electroglas, Inc., Intel Corp., and Microsoft, among others, all showed tremendous price appreciation. In addition, the rotation into cyclical stocks, specifically Case Corp., a distributor of agricultural and construction equipment, and exposure to the generic pharmaceutical sector with stocks such as Teva Pharmaceuticals and Ivax Corp. enhanced your Fund's performance.

The Fund's healthcare holdings were adversely affected by the focus on Medicaid and Medicare reform as well as declines in the value of healthcare stocks involved in the disease management area, such as Quantum Health Resources, Inc. and Value Health, Inc.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,


/s/Patricia D. Poitra
   -------------------
   Patricia D. Poitra
   Director of Equities
   and Portfolio Manager

   November 30, 1995





Cumulative Performance Information
FIRST INVESTORS MADE IN THE U.S.A.FUND
(A Series of First Investors Series Fund II, Inc.)

Comparison of change in value of $10,000 investment in the First
Investors Made In The U.S.A. Fund (Class A shares) and the Russell 1000 Growth Index.

[chart omitted]
                         As of October 31, 1995

                  Russel                Made In
  Date            1000 Growth           The USA
--------         -------------         ---------
 8/24/92           10,000               9,375
10/31/92           10,257               9,441
12/31/92           10,761               9,816
 2/28/93           10,902               9,800
 4/30/93           10,832               9,557
 6/30/93           11,138               9,881
 8/31/93           11,480               9,913
10/31/93           11,561               9,840
12/31/93           11,549               9,729
 2/28/94           11,540               9,843
 4/30/94           11,137               9,172
 6/30/94           10,923               8,902
 8/31/94           11,703               9,671
10/31/94           11,591               9,639
12/31/94           11,270               9,777
 2/28/95           11,981              10,370
 4/30/95           12,567              10,806
 6/30/95           13,326              11,424
 8/31/95           13,884              12,132
10/31/95           14,344              12,009

                                      Average Annual Total Return*
Class A shares          N.A.V. Only      S.E.C. Standardized
  One Year                  24.6%            16.8%
  Since Inception            8.1%             5.9%
Class B shares
  Since Inception           20.6%            15.8%

The graph compares a $10,000 investment made in the First Investors Made In The U.S.A. Fund (Class A shares) on 8/24/92 (inception date) with a similar investment in the Russell 1000 Growth Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The Russell 1000 Growth Index contains those Russell 1000 Index securities with a greater-than-average growth orientation. The Russell 1000 Index, designed to be a comprehensive representation of the investable U.S. equity market, is an unmanaged index generally considered to be representative of the 1,000 largest securities in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 1000 Growth Index does not take into account fees and expenses. It is not possible to invest directly in the Russell 1000 Growth Index.

*Average Annual Total Return figures (for the period ended 10/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A shares S.E.C. Standardized Average Annual Total Return for One Year and Since Inception would have been 15.1% and 4.9%, respectively. The returns for Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 10/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year).

Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Russell 1000 Growth Index figures from Frank Russell and Company and all other figures from First Investors Management Company, Inc.






Portfolio Manager's Letter
FIRST INVESTORS UTILITIES INCOME FUND
(A Series of First Investors Series Fund II, Inc.)


Dear Shareholder:

Your Fund ended its annual reporting period on October 31, 1995. During this period, dividends from net investment income were 23.5 cents per share on Class A shares and 16.4 cents per share on Class B shares.

The Fund's strategy of diversification among all utility sectors enhanced Fund performance. All sectors of the utility market generated positive returns during the year, with telephone and electric utilities dominating performance. Solid performance was exhibited by several of the Fund's top holdings which include: GTE Corp., SBC Communications, Ameritech, BellSouth, FPL Group and Houston Industries. For the year ended October 31, 1995, the Fund's total return on a net asset value basis was 21.4% on Class A shares compared to a total return of 17.7% for the average utilities fund, according to Lipper Analytical Services. Class B shares (first offered for sale on January 12, 1995) returned 22.0%.

During fiscal 1995, the utility sector of the stock market rebounded from its lackluster 1994 performance. Reasons for the improved performance included: lower interest rates, improved earnings prospects for many utility companies and general investor appeal for defensive utility investments. Electric utilities also benefited from a wave of mergers and from a more favorable stance from electric regulators. Electric companies have been cutting costs to prepare for a more competitive electric market contributing to higher earnings prospects. Telephone utilities continued to experience strong earnings growth as they too are approaching a more competitive business environment. Positive proposed telecommunications legislation allowing regional Bell operating companies to enter the long distance telephone market earlier than anticipated also helped the telephone group. The big news in the telephone industry, however, was the announcement by AT&T that it was splitting into three separate companies. AT&T stock increased approximately 15% on the news. Natural gas utilities generated positive returns during the year. This sector's performance, however, was less than the performance of the electric and telephone sectors. Weak natural gas prices caused by a warmer than normal winter was the main reason for the weaker performance.

The Fund will remain well diversified among all sectors of the utility market. We believe our natural gas investments should increase in value as we see a return to cold winter weather and natural gas prices rebound from current lows. Presently, natural gas storage levels remain below last year's levels - another factor which favors natural gas stocks.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,


/s/Margaret R. Haggerty
   ---------------------
   Margaret R. Haggerty
   Portfolio Manager

   November 30, 1995





Cumulative Performance Information
FIRST INVESTORS UTILITIES INCOME FUND
(A Series of First Investors Series Fund II, Inc.)

Comparison of change in value of $10,000 investment in the First
Investors Utilities Income Fund (Class A shares), the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.


[chart omitted]
                                              As of October 31, 1995
                                       S&P                 Utilities
  Date             S&P 500             Utilities           Income
--------          ---------           -----------         -----------
 2/23/93           10,000              10,000               9,375
 4/30/93            9,964               9,886               9,327
 6/30/93           10,260              10,226               9,663
 8/31/93           10,605              10,877              10,189
10/31/93           10,741              10,748              10,112
12/31/93           10,768              10,060               9,794
 2/28/94           10,832               9,481               9,363
 4/30/94           10,493               9,294               9,316
 6/30/94           10,403               8,981               8,879
 8/31/94           11,185               9,171               9,193
10/31/94           11,160               8,927               9,085
12/31/94           10,909               8,846               8,962
 2/28/95           11,628               9,511               9,541
 4/30/95           12,323               9,797               9,666
 6/30/95           13,112              10,136              10,069
 8/31/95           13,580              10,594              10,305
10/31/95           14,102              11,492              11,025

                                      Average Annual Total Return*
Class A shares          N.A.V. Only      S.E.C. Standardized
  One Year                  21.4%            13.7%
  Since Inception            6.2%             3.7%
Class B shares
  Since Inception           22.0%            17.0%

The graph compares a $10,000 investment made in the First Investors Utilities Income Fund (Class A shares) on 2/22/93 (inception date) with a similar investment in the S&P 500 Index and the S&P Utilities Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown above based on differences in sales loads and fees paid by shareholders investing in the different classes.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks representing all major industries. The Index does not take into account fees and expenses. It is not possible to invest directly in the Standard & Poor's 500 Index.

The S&P Utilities Index is an unmanaged capitalization-weighted index of 46 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. The Index does not take into account fees and expenses. It is not possible to invest directly in the Standard & Poor's Utilities Index.

*Average Annual Total Return figures (for the period ended 10/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A shares S.E.C. Standardized Average Annual Total Return for One Year and Since Inception would have been 12.8% and 1.6%, respectively. The returns for Class B shares (first offered for sale on 1/12/95) are for the period 1/12/95 through 10/31/95. The Class B "S.E.C. Standardized" return is adjusted for the applicable deferred sales charge (maximum of 4% in the first year).

Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. S&P 500 Index and S&P Utilities Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


(This page intentionally left blank.)



Portfolio of Investments
FIRST INVESTORS GROWTH & INCOME FUND
(A Series of First Investors Series Fund II, Inc.)
October 31, 1995

-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
                                                                             For Each
                                                                           $10,000 of
       Shares     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  COMMON STOCKS--83.4%
                  Automotive--.8%
       19,592     Ford Motor Company                       $   563,270        $    84
-------------------------------------------------------------------------------------
                  Banks--8.7%
       20,000     Crestar Financial Corporation              1,140,000            170
       25,000     First Bank System, Inc.                    1,243,750            185
       12,000     First Fidelity Bancorp.                      784,500            117
       11,500     J.P. Morgan & Company                        886,937            132
       12,000     Republic New York Corporation                703,500            105
       25,000     Wachovia Corporation                       1,103,125            165
-------------------------------------------------------------------------------------
                                                             5,861,812            874
-------------------------------------------------------------------------------------
                  Business Services--.8%
       17,000     Sysco Corporation                            516,375             77
-------------------------------------------------------------------------------------
                  Chemicals--5.7%
       19,000     Air Products and Chemicals, Inc.             980,875            146
       10,000     Du Pont (E.I.) de Nemours & Company          623,750             93
       45,000     Engelhard Corporation                      1,119,375            167
       15,000     Loctite Corporation                          708,750            106
       15,000     Witco Chemical Corporation                   423,750             63
-------------------------------------------------------------------------------------
                                                             3,856,500            575
-------------------------------------------------------------------------------------
                  Computers & Office Equipment--1.4%
       10,000     Hewlett-Packard Company                      926,250            138
-------------------------------------------------------------------------------------
                  Drugs--8.2%
        9,500     American Home Products Corporation           841,938            125
       12,000     Bristol-Myers Squibb Company                 915,000            136
       12,000     Johnson & Johnson                            978,000            146
       21,000     Pfizer, Inc.                               1,204,875            180
       12,000     Smithkline Beecham PLC (ADR)                 622,500             93
       16,238     Zeneca Group PLC (ADR)                       915,417            136
-------------------------------------------------------------------------------------
                                                             5,477,730            816
-------------------------------------------------------------------------------------
                  Electric Utilities--3.0%
       30,000     Baltimore Gas & Electric Company             802,500            120
       15,000     DQE, Inc.                                    412,500             61
       27,000     Pacific Gas & Electric Company               793,125            119
-------------------------------------------------------------------------------------
                                                             2,008,125            300
-------------------------------------------------------------------------------------
                  Electrical Equipment--3.2%
       15,000     General Electric Company                     948,750            141
       27,000     York International Corporation             1,181,250            176
-------------------------------------------------------------------------------------
                                                             2,130,000            317
-------------------------------------------------------------------------------------
                  Electronics--.8%
       13,000     AMP, Inc.                                    510,250             76
-------------------------------------------------------------------------------------
                  Energy Services--2.2%
       35,000     Dresser Industries, Inc.                     726,250            108
       12,000     Schlumberger, Ltd.                           747,000            112
-------------------------------------------------------------------------------------
                                                             1,473,250            220
-------------------------------------------------------------------------------------
                  Energy Sources--4.8%
       17,500     Amoco Corporation                          1,117,813            167
       15,000     Exxon Corporation                          1,145,624            171
       35,000     Unocal Corporation                           918,750            137
-------------------------------------------------------------------------------------
                                                             3,182,187            475
-------------------------------------------------------------------------------------
                  Financial Services--1.6%
       27,000     American Express Company                   1,096,875            163
-------------------------------------------------------------------------------------
                  Food/Beverage/Tobacco--1.0%
       20,000     Cadbury Schweppes PLC (ADR)                  667,500             99
-------------------------------------------------------------------------------------
                  Household Products--5.6%
       15,000     Avon Products, Inc.                        1,066,875            159
       12,000     Colgate-Palmolive Company                    831,000            124
       20,000     Dial Corporation                             487,500             73
       19,000     Kimberly-Clark Corporation                 1,379,875            206
-------------------------------------------------------------------------------------
                                                             3,765,250            562
-------------------------------------------------------------------------------------
                  Insurance--3.8%
       21,000     Ace Ltd.                                     714,000            106
       15,000     American International Group, Inc.         1,265,625            190
        7,000     Marsh & McLennan Companies, Inc.             573,125             85
-------------------------------------------------------------------------------------
                                                             2,552,750            381
-------------------------------------------------------------------------------------
                  Machinery & Manufacturing--3.1%
       10,000     Illinois Tool Works, Inc.                    581,250             87
       12,000     Ingersoll-Rand Company                       424,500             63
       19,000     Minnesota Mining & Manufacturing Company   1,080,625            161
-------------------------------------------------------------------------------------
                                                             2,086,375            311
-------------------------------------------------------------------------------------
                  Media--6.4%
       18,000     Gannett Company                              978,750            146
       16,000     Knight-Ridder, Inc.                          888,000            132
       10,000    *Scholastic Corporation                       617,500             92
       24,000    *Viacom, Inc.- Class "B"                    1,200,000            179
       15,000     Vodafone Group PLC (ADR)                     613,125             91
-------------------------------------------------------------------------------------
                                                             4,297,375            640
-------------------------------------------------------------------------------------
                  Medical Products--1.8%
       30,000     Abbott Laboratories                        1,192,500            178
-------------------------------------------------------------------------------------
                  Paper & Forest Products--1.8%
        6,600     Georgia-Pacific Corporation                  544,500             81
       18,000     International Paper Company                  666,000             99
-------------------------------------------------------------------------------------
                                                             1,210,500            180
-------------------------------------------------------------------------------------
                  Real Estate Investment Trusts--1.1%
       30,000     Mark Centers Trust                           322,500             48
       13,300     Storage USA, Inc.                            389,025             58
-------------------------------------------------------------------------------------
                                                               711,525            106
-------------------------------------------------------------------------------------
                  Retail--5.9%
       12,800     Intimate Brands, Inc.                        214,400             32
       20,000     J.C. Penney Company                          842,500            126
       27,000     May Department Stores Company              1,059,750            158
       35,000     Talbots, Inc.                                848,750            126
       46,000     Wal-Mart Stores, Inc.                        994,750            148
-------------------------------------------------------------------------------------
                                                             3,960,150            590
-------------------------------------------------------------------------------------
                  Software & Services--2.4%
       10,000     Automatic Data Processing, Inc.              715,000            106
       25,000    *BMC Software, Inc.                           890,625            133
-------------------------------------------------------------------------------------
                                                             1,605,625            239
-------------------------------------------------------------------------------------
                  Telephone--6.7%
       22,000     A T & T Corp.                              1,408,000            210
       10,000     BCE, Inc.                                    336,250             50
       15,000     NYNEX Corporation                            705,000            105
       16,000     SBC Communications, Inc.                     894,000            133
       24,500     US West Communications Group               1,166,813            174
-------------------------------------------------------------------------------------
                                                             4,510,063            672
-------------------------------------------------------------------------------------
                  Transportation--1.9%
       40,000     Canadian Pacific Ltd.                        640,000             95
       10,000     Union Pacific Corporation                    653,750             98
-------------------------------------------------------------------------------------
                                                             1,293,750            193
-------------------------------------------------------------------------------------
                  Travel & Leisure--.7%
       12,000     McDonald's Corporation                       492,000             73
-------------------------------------------------------------------------------------
                  Total Value of Common Stocks
                    (cost $47,435,152)                      55,947,987          8,339
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
    Shares or                                                                For Each
    Principal                                                              $10,000 of
       Amount     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  CONVERTIBLE PREFERRED STOCKS--1.9%
                  Energy Sources--1.3%
        5,000     Unocal Corporation 7% (Note 5)           $   256,250        $    37
       12,000     Valero Energy Corporation 6 1/4%             609,000             91
-------------------------------------------------------------------------------------
                                                               865,250            128
-------------------------------------------------------------------------------------
                  Real Estate Investment Trusts--.6%
       18,000     Security Capital Pacific Trust "A" 7%        427,500             64
-------------------------------------------------------------------------------------
                  Total Value of Convertible
                    Preferred Stocks (cost $1,315,959)       1,292,750            192
-------------------------------------------------------------------------------------
                  CONVERTIBLE BONDS--4.2%
                  Communications Equipment--.9%
      $   600M    General Instrument Corporation,
                    5%, 6/15/00                                603,000             90
-------------------------------------------------------------------------------------
                  Energy Sources--1.4%
        1,000M    Noble Affiliates, 4 1/4%, 11/1/03            947,500            141
-------------------------------------------------------------------------------------
                  Household Products--.6%
          485M    McKesson Corporation, 4 1/2%, 3/1/04         431,650             64
-------------------------------------------------------------------------------------
                  Travel & Leisure--1.3%
          900M    AMR Corporation, 61/8%, 11/1/24              868,500            130
-------------------------------------------------------------------------------------
                  Total Value of Convertible Bonds
                    (cost $3,091,138)                        2,850,650            425
-------------------------------------------------------------------------------------
                  EQUITY-LINKED SECURITIES--.2%
                  Computers & Office Equipment
        1,000     Salomon Inc. (Hewlett-Packard)
                    5 1/4%, 1/1/97 (cost $76,375)              100,500             15
-------------------------------------------------------------------------------------
                  REPURCHASE AGREEMENTS--9.0%
      $ 6,054M    Swiss Bank Capital Markets, Inc.,
                    5.87%, 11/1/95 (collateralized by
                    $6,140M U.S. Treasury Note,
                    5 3/4%, 9/30/97) (cost $6,054,000)       6,054,000            902
-------------------------------------------------------------------------------------
Total Value of Investments (cost $57,972,624)   98.7%       66,245,887          9,873
Other Assets, Less Liabilities                   1.3           849,239            127
-------------------------------------------------------------------------------------
Net Assets                                     100.0%      $67,095,126        $10,000
=====================================================================================

*Non-income producing

See notes to financial statements




Portfolio of Investments
FIRST INVESTORS MADE IN THE U.S.A. FUND
(A Series of First Investors Series Fund II, Inc.)
October 31, 1995

-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
                                                                             For Each
                                                                           $10,000 of
       Shares     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  COMMON STOCKS--72.3%
                  Basic Industry--2.5%
        9,200    *Interpool, Inc.                           $  147,200        $   161
        4,400     Schulman (A), Inc.                            82,500             91
-------------------------------------------------------------------------------------
                                                               229,700            252
-------------------------------------------------------------------------------------
                  Capital Goods--3.0%
        4,600     Case Corporation                             175,375            192
        2,800    *Varity Corporation                           101,500            112
-------------------------------------------------------------------------------------
                                                               276,875            304
-------------------------------------------------------------------------------------
                  Consumer Durables--3.0%
        5,600     Harley-Davidson, Inc.                        149,800            164
        4,300     Masco Corporation                            120,937            133
-------------------------------------------------------------------------------------
                                                               270,737            297
-------------------------------------------------------------------------------------
                  Consumer Non-Durables--2.6%
        2,000     Eastman Kodak Company                        125,250            137
        4,800     Newell Company                               115,800            127
-------------------------------------------------------------------------------------
                                                               241,050            264
-------------------------------------------------------------------------------------
                  Consumer Services--18.2%
        2,300     Advo, Inc.                                    58,650             65
        2,700    *Barnes & Noble, Inc.                          98,550            108
        7,200    *Cannondale Corporation                       115,200            126
       11,600    *Cinar Films, Inc. - Class "B"                139,200            153
        1,300     Dayton Hudson Corporation                     89,375             98
        4,100    *Franklin Electronic Publishers, Inc.         169,637            186
        4,400    *Fred Meyer, Inc.                              81,950             90
        8,500    *Home Shopping Network, Inc.                   69,062             76
        9,700    *La Quinta Inns, Inc.                         249,775            274
        4,600    *Tele-Comm. Liberty Media Group Series "A"    113,275            124
        3,200     Time Warner, Inc.                            116,800            128
        8,100    *US Office Products Company                   138,713            152
        2,500    *Viacom Inc.-Class "B"                        125,000            137
        3,300     Walgreen Company                              94,050            103
-------------------------------------------------------------------------------------
                                                             1,659,237          1,820
-------------------------------------------------------------------------------------
                  Financial--3.7%
        5,000    *American Travellers Corporation              111,875            122
        1,300     Federal National Mortgage Association        136,337            150
        5,500    *Penn Treaty American Corporation              86,625             95
-------------------------------------------------------------------------------------
                                                               334,837            367
-------------------------------------------------------------------------------------
                  Health Care/Miscellaneous--8.8%
        4,200     Dentsply International, Inc.                 144,900            158
        4,200    *Living Centers of America, Inc.              108,675            119
        6,100    *Mid Atlantic Medical Services, Inc.          121,238            133
        6,700    *Pacific Physicians Services, Inc.            106,363            117
        5,200    *Quantum Health Resources, Inc.                55,250             61
        2,900     Stryker Corporation                          130,863            144
        3,400     Teva Pharmaceutical Industries Ltd. (ADR)    133,450            146
-------------------------------------------------------------------------------------
                                                               800,739            878
-------------------------------------------------------------------------------------
                  Technology--29.6%
        2,300     A T & T Corp.                                147,200            162
        3,800    *Adaptec, Inc.                                169,100            185
        5,400    *Atmel Corporation                            168,750            185
        2,000     Autodesk, Inc.                                68,000             75
        1,900     Automatic Data Processing, Inc.              135,850            149
        1,900    *Avid Technology, Inc.                         83,125             91
        1,800    *Cisco Systems, Inc.                          139,500            153
        3,000     Computer Associates International, Inc.      165,000            181
        2,700    *Concentra Corporation                         25,650             28
        5,000    *EMC Corporation                               77,500             85
        3,950    *Filenet Corporation                          179,231            197
        2,800    *IMNET Systems, Inc.                           71,050             78
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
    Shares or                                                                For Each
    Principal                                                              $10,000 of
       Amount     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  Technology (continued)
        4,800    *Intersolv                                 $   75,600        $    83
        2,400    *LSI Logic Corporation                        113,100            124
        2,000    *Microsoft Corporation                        200,000            219
        5,000     National Semiconductor Corporation           121,875            134
        1,700    *NETCOM On-Line Communication  Services, Inc.  99,025            109
        2,800     Nokia Corp. AB                               156,100            171
        6,800    *Quantum Corporation                          118,150            130
        2,900    *Symantec Corporation                          70,506             77
        4,100     U.S. West Communications Group               195,263            214
        5,000    *VLSI Technology, Inc.                        117,500            129
-------------------------------------------------------------------------------------
                                                             2,697,075          2,959
-------------------------------------------------------------------------------------
                  Telecommunications--.9%
        1,200    *Ascend Communications, Inc.                   78,000             86
-------------------------------------------------------------------------------------
                  Total Value of Common Stocks
                    (cost $5,615,721)                        6,588,250          7,227
-------------------------------------------------------------------------------------
                  SHORT-TERM CORPORATE NOTES--25.3%
       $  300M    A T & T Corp., 5.65%, 11/14/95               299,388            328
          460M    A T & T Corp., 5.73%, 11/21/95               458,535            503
          450M    BellSouth Telecommunications Inc.,
                    5.70%, 11/3/95                             449,858            493
          250M    Chevron Oil, Inc., 5.68%, 11/16/95           249,408            274
          150M    Chevron Oil, Inc., 5.65%, 11/30/95           149,318            164
          300M    GTE North, 5.75%, 11/7/95                    299,712            329
          400M    Nestles Capital, 5.69%, 11/9/95              399,495            438
-------------------------------------------------------------------------------------
                  Total Value of Short-Term
                    Corporate Notes (cost $2,305,714)         2,305,714         2,529
-------------------------------------------------------------------------------------
Total Value of Investments (cost $7,921,435)     97.6%        8,893,964         9,756
Other Assets, Less Liabilities                    2.4           222,132           244
-------------------------------------------------------------------------------------
Net Assets                                      100.0%       $9,116,096       $10,000
=====================================================================================

*Non-income producing

See notes to financial statements





Portfolio of Investments
FIRST INVESTORS UTILITIES INCOME FUND
(A Series of First Investors Series Fund II, Inc.)
October 31, 1995

-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
                                                                             For Each
                                                                           $10,000 of
       Shares     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  COMMON STOCKS--88.5%
                  Electric Power--43.8%
       35,000     American Electric Power Company          $ 1,334,375        $   154
       50,000     Baltimore Gas & Electric Company           1,337,500            154
       25,000     Boston Edison Company                        684,375             78
       35,000     Carolina Power & Light Company             1,146,250            132
       55,000     Cinergy Corporation                        1,560,625            180
       40,000     Detroit Edison Company                     1,350,000            155
       65,000     DPL, Inc.                                  1,543,750            177
       55,000     DQE, Inc.                                  1,512,500            174
       40,000     Duke Power Company                         1,790,000            206
       10,000     Empresa Nacional De Electricidad (ADR)       502,500             58
       50,000     FPL Group, Inc.                            2,093,750            241
       45,000     General Public Utilities Corporation       1,406,250            162
       40,000     Houston Industries, Inc.                   1,855,000            213
       40,000     Illinova Corporation                       1,135,000            131
       30,000     New England Electric System                1,170,000            135
       30,000     NIPSCO Industries, Inc.                    1,095,000            125
       40,000     Northeast Utilities                          990,000            114
       30,000     Northern States Power Company              1,417,500            163
       35,000     Ohio Edison Company                          800,625             92
       70,000     PacifiCorp                                 1,321,250            152
       30,000     Peco Energy Company                          877,500            101
       40,000     Pinnacle West Capital Corporation          1,100,000            127
       40,000     Portland General Corporation               1,085,000            125
       50,000     Public Service Company of Colorado         1,706,250            196
       50,000     Public Service Enterprise Group, Inc.      1,468,750            169
       45,000     SCE Corporation                              765,000             88
       60,000     Southern Company                           1,432,500            165
       55,000     Teco Energy, Inc.                          1,299,375            150
       30,000     Texas Utilities Company                    1,102,500            127
       40,000     Wisconsin Energy Corporation               1,180,000            136
-------------------------------------------------------------------------------------
                                                            38,063,125          4,380
-------------------------------------------------------------------------------------
                  Energy--4.8%
       35,000     Enron Corporation                          1,203,125            138
       30,000     NICOR, Inc.                                  806,250             93
       55,000     Pacific Enterprises                        1,361,250            157
       30,000     Panhandle Eastern Corporation                757,500             87
-------------------------------------------------------------------------------------
                                                             4,128,125            475
-------------------------------------------------------------------------------------
                  Natural Gas--17.9%
       30,000     Atlanta Gas Light Company                  1,158,750            133
       22,000     Atmos Energy Corporation                     401,500             46
       20,000     Bangor Hydro-Electric Company                235,000             27
       30,000     Brooklyn Union Gas Company                   753,750             87
       30,000     El Paso Natural Gas Company                  810,000             93
       25,000     Kansas City Power & Light Company            621,875             72
       45,000     MCN Corporation                              978,750            113
       30,000     National Fuel Gas Company                    892,500            103
       40,000     New Jersey Resources Corporation           1,000,000            115
       35,000     Piedmont Natural Gas Company                 770,000             89
       35,000     Questar Corporation                        1,054,375            121
       20,000     Scana Corporation                            507,500             58
       30,000     Sonat, Inc.                                  862,500             99
       20,000     Tenneco, Inc.                                877,500            101
       20,000     TNP Enterprises, Inc                         362,500             42
       45,000     UGI Corporation                              945,000            109
       35,000     Unicom Corporation                         1,146,250            132
       35,000     Washington Energy Company                    643,125             74
       20,000     Wicor, Inc.                                  592,500             68
       25,000     Williams Companies, Inc.                     965,625            111
-------------------------------------------------------------------------------------
                                                            15,579,000          1,793
-------------------------------------------------------------------------------------
                  Technology--1.2%
        2,000     Motorola, Inc.                               131,250             15
       25,000     Sprint Corporation                           962,500            111
-------------------------------------------------------------------------------------
                                                             1,093,750            126
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
    Shares or                                                                For Each
    Principal                                                              $10,000 of
       Amount     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  Telephone/Utilities--19.3%
       40,000     Ameritech Corporation                    $ 2,160,000        $   249
       40,000     Bell Atlantic Corporation                  2,545,000            293
       35,000     BellSouth Corporation                      2,677,500            308
       30,000     Frontier Corporation                         810,000             93
       65,000     GTE Corporation                            2,681,250            309
       25,000     NYNEX Corporation                          1,175,000            135
       40,000     SBC Communications, Inc.                   2,235,000            257
       15,000     Telefonica De Espana (ADR)                   564,375             65
       40,000     US West Communications Group               1,905,000            219
-------------------------------------------------------------------------------------
                                                            16,753,125          1,928
-------------------------------------------------------------------------------------
                  Telecommunications/Long Distance--1.5%
       20,000     A T & T Corp.                              1,280,000            147
-------------------------------------------------------------------------------------
                  Total Value of Common Stocks
                    (cost $68,280,382)                      76,897,125          8,849
-------------------------------------------------------------------------------------
                  PREFERRED STOCKS--.1%
                  Financial Services
        5,000     US West Financing 7.96% (cost $125,000)      126,875             15
-------------------------------------------------------------------------------------
                  CORPORATE BONDS--6.4%
                  Electric & Gas Utilities--4.3%
       $  500M    Baltimore Gas & Electric Co.,
                    7.52%, 2000                                521,845             60
          500M    Consolidated Edison Co. of New York,
                    6 5/8%, 2002                               505,599             58
          500M    Duke Power Co., 5 7/8%, 2003                 478,709             55
          500M    Idaho Power Co., 6.4%, 2003                  492,620             57
          700M    Pennsylvania Power & Light Co.,
                    6 7/8%, 2003                               711,931             82
          500M    SCE Capital Corp., 7 3/8%, 2003              517,339             60
          500M    Union Electric Co., 6 3/4%, 2008             506,285             58
-------------------------------------------------------------------------------------
                                                             3,734,328            430
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
                                                                             For Each
    Principal                                                              $10,000 of
       Amount   Security                                         Value     Net Assets
-------------------------------------------------------------------------------------
                  Telephone--1.5%
       $  500M    BellSouth Telecommunications Inc.,
                    6 3/8%, 2004                            $   499,546       $    56
          250M    Southern Bell Telephone &
                  Telegraph Co., Inc., 8 1/8%, 2017             259,561            30
          500M    United Telephone of Florida,
                    6 1/4%, 2003                                491,305            57
-------------------------------------------------------------------------------------
                                                              1,250,412           143
-------------------------------------------------------------------------------------
                  Telecommunications/Long Distance--.6%
          500M    A T & T Corp., 7 1/2%, 2006                   536,368            62
-------------------------------------------------------------------------------------
                  Total Value of Corporate Bonds
                    (cost $5,544,603)                         5,521,108           635
-------------------------------------------------------------------------------------
                  SHORT-TERM CORPORATE NOTES--4.1%
          500M    Appalachian Power Company,
                    5 3/4%, 11/7/95                             499,521            58
        1,500M    GTE South, Inc., 5 3/4%, 11/9/95            1,498,083           172
        1,600M    Nestle Capital Corporation,
                    5.7%, 11/2/95                             1,599,747           184
-------------------------------------------------------------------------------------
                  Total Value of Short-Term
                    Corporate Notes (cost $3,597,351)         3,597,351           414
-------------------------------------------------------------------------------------
Total Value of Investments (cost $77,547,336)     99.1%      86,142,459         9,913
Other Assets, Less Liabilities                      .9          757,536            87
-------------------------------------------------------------------------------------
Net Assets                                       100.0%     $86,899,995       $10,000
=====================================================================================

See notes to financial statements






Statement of Assets and Liabilities
First Investors SERIES Fund II, Inc.
October 31, 1995

-------------------------------------------------------------------------------------
                                               FIRST  INVESTORS
                                           ------------------------------------------
                                              GROWTH &    MADE IN THE       UTILITIES
                                           INCOME FUND    U.S.A. FUND     INCOME FUND
-------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                          $57,972,624     $7,921,435    $77,547,336
                                            ===========     ==========    ===========
At value (Note 1A)                          $66,245,887     $8,893,964    $86,142,459
Cash                                            188,838        182,162        246,870
Receivables:
Capital shares sold                             643,339         56,428        356,231
Dividends and interest                          175,294          5,027        496,695
Deferred organization expenses (Note 1E)          9,250             --          7,250
                                            -----------     ----------    -----------
Total Assets                                 67,262,608      9,137,581     87,249,505
                                            -----------     ----------    -----------

Liabilities
Payable for capital shares redeemed              94,360          4,107        255,521
Accrued expenses                                 40,003         11,739         58,167
Accrued advisory fee                             33,119          5,639         35,822
                                            -----------     ----------    -----------
Total Liabilities                               167,482         21,485        349,510
                                            -----------     ----------    -----------
Net Assets                                  $67,095,126     $9,116,096    $86,899,995
                                            ===========     ===========   ===========

Net Assets Consist of:
Capital paid in                             $58,808,093     $7,586,506    $82,784,809
Undistributed net investment income             125,227         35,596        322,202
Accumulated net realized gain (loss)
  on investment transactions                  (111,457)        521,465    (4,802,139)
Net unrealized appreciation
  in value of investments                     8,273,263        972,529      8,595,123
                                            -----------     -----------   -----------
Total                                       $67,095,126     $9,116,096    $86,899,995
                                            ===========     ===========   ===========

Capital shares outstanding (Note 4):
Class A                                       8,127,781        604,898     14,173,985
Class B                                         463,153         20,535        547,115

Net asset value and redemption
  price per share--Class A                       $ 7.81         $14.58         $ 5.90
Maximum offering price per share--Class A
  (Net asset value/.9375)*                       $ 8.33         $15.55         $ 6.29

Net asset value and offering
  price per share--Class B                       $ 7.78         $14.51         $ 5.86

*On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements






Statement of Operations
FIRST INVESTORS SERIES FUND II, INC.
Year Ended October 31, 1995

---------------------------------------------------------------------------------------
                                                           FIRST INVESTORS
---------------------------------------------------------------------------------------
                                                 GROWTH &    MADE IN THE      UTILITIES
                                              INCOME FUND    U.S.A. FUND    INCOME FUND
                                             ------------    -----------    -----------
Investment Income

Income:
Dividends                                      $1,311,468     $   54,841    $ 3,365,225
Interest                                          324,373         92,192        562,837
                                               ----------     ----------    -----------
Total income                                    1,635,841        147,033      3,928,062
                                               ----------     ----------    -----------
Expenses (Notes 1E and 3):
Advisory fee                                      367,122         80,837        542,191
Shareholder servicing costs                       180,916         41,186        260,465
Distribution plan expenses-Class A                143,005         23,924        213,442
Distribution plan expenses-Class B                 12,812          1,096         11,449
Professional fees                                  27,000         19,388         38,457
Reports and notices to shareholders                30,500          8,413         37,278
Custodian fees                                     13,655          5,790         12,064
Amortization of organization expenses               3,000          4,055          3,000
Other expenses                                     11,227          7,838         28,550
                                               ----------     ----------    -----------
Total expenses                                    789,237        192,527      1,146,896
Less: Expenses waived or assumed                (299,256)       (83,421)      (385,381)
Custodian fees paid indirectly                    (5,055)        (5,454)       (11,984)
                                               ----------     ----------    -----------
Net expenses                                      484,926        103,652        749,531
                                               ----------     ----------    -----------
Net investment income                           1,150,915         43,381      3,178,531
                                               ----------     ----------    -----------
Realized and Unrealized Gain (Loss)
  on Investments (Note 2):
Net realized gain (loss)
   on investments                                  59,975      1,220,064      (725,427)
Net unrealized appreciation
   of investments                               7,741,415        460,706     12,245,737
                                               ----------     ----------    -----------
Net gain on investments                         7,801,390      1,680,770     11,520,310
                                               ----------     ----------    -----------
Net Increase in Net Assets
   Resulting from Operations                   $8,952,305     $1,724,151    $14,698,841
                                               ==========     ==========    ===========

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS SERIES FUND II, INC.

------------------------------------------------------------------------
                                                     FIRST INVESTORS
------------------------------------------------------------------------
                                                        GROWTH &
                                                      INCOME FUND
                                              --------------------------
Year Ended October 31, 1995                       1995           1994
------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  from Operations
Net investment income                         $ 1,150,915    $   472,794
Net realized gain (loss)
  on investments                                   59,975      (171,432)
Net unrealized appreciation
  (depreciation) of investments                 7,741,415        531,848
                                              -----------    -----------
Net increase (decrease) in net
  assets resulting from operations              8,952,305        833,210
                                              -----------    -----------
Distributions to Shareholders from:
Net investment income--Class A                (1,115,624)      (363,271)
Net investment income--Class B                   (25,337)             --
Net realized gains--Class A                            --             --
                                              -----------    -----------
Total distributions                           (1,140,961)      (363,271)
                                              -----------    -----------
Capital Share Transactions(a)
Class A:
Proceeds from shares sold                      27,027,606     32,133,753
Value of distributions reinvested               1,092,153        356,387
Cost of shares redeemed                       (6,745,463)    (1,877,923)
                                              -----------    -----------
                                               21,374,296     30,612,217
                                              -----------    -----------
Class B:
Proceeds from shares sold                       3,403,974             --
Value of distributions reinvested                  25,204             --
Cost of shares redeemed                           (9,090)             --
                                              -----------    -----------
                                                3,420,088             --
                                              -----------    -----------
Net increase (decrease)
  from capital share transactions              24,794,384     30,612,217
                                              -----------    -----------
Net increase (decrease)
  in net assets                                32,605,728     31,082,156
Net Assets
Beginning of year                              34,489,398      3,407,242
                                              -----------    -----------
End of year+                                  $67,095,126    $34,489,398
                                              ===========    ===========

+Includes undistributed
  net investment income of                    $   125,227    $   112,273
                                              ===========    ===========

(a) Capital Shares Issued
      and Redeemed
Class A:
Sold                                            3,750,649      4,869,140
Issued for distributions
  reinvested                                      151,589         54,795
Redeemed                                        (932,605)      (285,184)
                                              -----------    -----------
Net increase (decrease)
  in Class A capital shares
  outstanding                                   2,969,633      4,638,751
                                              ===========    ===========
Class B:
Sold                                              461,042             --
Issued for distributions
  reinvested                                        3,305             --
Redeemed                                          (1,194)             --
                                              -----------    -----------
Net increase in Class B
  capital shares outstanding                      463,153             --
                                              ===========    ===========

Statement of Changes in Net Assets (cont.)

------------------------------------------------------------------------------------------
                                                         FIRST INVESTORS
------------------------------------------------------------------------------------------
                                             MADE IN THE                   UTILITIES
                                             U.S.A. FUND                   INCOME FUND
                                  --------------------------------------------------------
Year Ended October 31                    1995           1994           1995           1994
------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  from Operations
Net investment income              $   43,381    $    47,052    $ 3,178,531    $ 2,822,358
Net realized gain (loss)
  on investments                    1,220,064         78,601      (725,427)    (4,076,712)
Net unrealized appreciation
  (depreciation) of investments       460,706      (529,046)     12,245,737    (5,288,144)
                                   ----------    -----------    -----------    -----------
Net increase (decrease) in net
  assets resulting
  from operations                   1,724,151      (403,393)     14,698,841    (6,542,498)
                                   ----------    -----------    -----------    -----------
Distributions to Shareholders from:
Net investment income--Class A       (47,512)      (133,361)    (3,123,462)    (2,645,975)
Net investment income--Class B             --             --       (49,998)             --
Net realized gains--Class A                --             --             --      (144,159)
                                   ----------    -----------    -----------    -----------
Total distributions                  (47,512)      (133,361)    (3,173,460)    (2,790,134)
                                   ----------    -----------    -----------    -----------
Capital Share Transactions(a)
Class A:
Proceeds from shares sold           1,771,094        690,866     19,911,865     23,969,216
Value of distributions
  reinvested                           47,031        132,333      2,975,959      2,643,337
Cost of shares redeemed           (2,312,636)     (8,221,415   (13,152,876)   (12,981,948)
                                   ----------    -----------    -----------    -----------
                                    (494,511)    (7,398,216)      9,734,948     13,630,605
                                   ----------    -----------    -----------    -----------
Class B:
Proceeds from shares sold             297,505             --      2,987,201             --
Value of distributions reinvested          --             --         48,361             --
Cost of shares redeemed              (15,000)             --       (66,853)             --
                                   ----------    -----------    -----------    -----------
                                      282,505             --      2,968,709             --
                                   ----------    -----------    -----------    -----------
Net increase (decrease)
  from capital share transactions   (212,006)    (7,398,216)     12,703,657     13,630,605
                                 ------------   ------------   ------------   ------------
Net increase (decrease)
  in net assets                     1,464,633    (7,934,970)     24,229,038      4,297,973
Net Assets
Beginning of year                   7,651,463     15,586,433     62,670,957     58,372,984
                                   ----------    -----------    -----------    -----------
End of year+                       $9,116,096    $ 7,651,463    $86,899,995    $62,670,957
                                   ==========    ===========    ===========    ===========

+Includes undistributed
  net investment income of         $   35,596    $    35,672    $   322,202    $   314,131
                                   ==========    ===========    ===========    ===========

(a) Capital Shares Issued
    and Redeemed
Class A:
Sold                                  130,597         59,608      3,733,022      4,434,791
Issued for distributions
  reinvested                            3,962         11,130        557,233        509,896
Redeemed                            (179,150)      (703,703)    (2,460,412)    (2,454,714)
                                   ----------    -----------    -----------    -----------
Net increase (decrease)
  in Class A capital shares
  outstanding                        (44,591)      (632,965)      1,829,843      2,489,973
                                   ==========    ===========    ===========    ===========

Class B:
Sold                                   21,568             --        550,886             --
Issued for distributions
  reinvested                               --             --          8,714             --
Redeemed                              (1,033)             --       (12,485)             --
                                   ----------    -----------    -----------    -----------
Net increase in Class B
  capital shares outstanding           20,535             --        547,115             --
                                   ==========    ===========    ===========    ===========

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS SERIES FUND II, INC.


1. Significant Accounting Policies--First Investors Series Fund II, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund consists of three Series, First Investors Growth & Income Fund, First Investors Made In The U.S.A. Fund and First Investors Utilities Income Fund, and accounts separately for the assets, liabilities and operations of each Series. The objective of each Series is as follows:

Growth & Income Fund seeks long-term growth of capital and current income. This Series seeks to achieve its objective by investing at least 65% of its total assets in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stocks.

Made In The U.S.A. Fund seeks long-term capital growth. This Series seeks to achieve its objective by investing at least 75% of its total assets in common and preferred stocks of companies that its investment adviser considers to have potential for capital growth. In addition, at least 65% of the Series' total assets normally will be invested in securities of issuers that (1) have at least two-thirds of their employees located in the United States, or (2) produce in the United States at least two-thirds of the value of the parts constituting the products sold by the issuer, or (3) provide in the United States at least two-thirds of the value of the services provided by the issuer.

Utilities Income Fund primarily seeks high current income. Long-term capital appreciation is a secondary objective. This Series seeks to achieve its objectives by investing at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the- counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains, since it is the policy of each Series to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

At October 31, 1995, capital loss carryovers were as follows:

                                  Year Capital
                            Loss Carryovers Expire
                            ----------------------
                    Total         2002        2003
               ----------   ----------   ---------
GROWTH &
INCOME FUND    $  111,457    $  111,457   $     --

UTILITIES
INCOME FUND     4,727,380     3,991,114    736,266

C. Distributions to Shareholders--Dividends from net investment income of the Growth & Income Fund and Utilities Income Fund are declared and paid quarterly and dividends from net investment income of the Made In The U.S.A. Fund are declared and paid annually. Distributions from net realized capital gains of all Series are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales and amortization of deferred organization expenses.

D. Expense Allocation--Expenses directly charged or attributable to a Series are paid from the assets of that Series. General expenses of the Fund are allocated among and charged to the assets of each Series on a fair and equitable basis, which may be based on the relative assets of each Series or the nature of the services performed and relative applicability to each Series.

E. Deferred Organization Expenses--The organization expenses of each Series are being amortized over a five year period. Investors purchasing shares of a Series bear such expenses only as they are amortized against the investment income of that Series.

First Investors Management Company,Inc. ("FIMCO"), the Fund's investment adviser, has agreed that in the event any of the initial Class A shares of a Series purchased by FIMCO are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Class A shares of the Series being redeemed bears to the number of initial Class A shares of the Series outstanding at the time of redemption.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. Purchases
and Sales of Securities--For the year ended October 31, 1995, purchases and sales of securities, excluding U.S. Treasury Bills and short-term corporate notes, were as follows:

                                      Cost of       Proceeds
                                    Purchases       of Sales
                                  -----------    -----------
GROWTH & INCOME FUND              $29,152,887    $ 8,569,978
MADE IN THE U.S.A. FUND             6,735,922      9,162,458
UTILITIES INCOME FUND              23,335,212     11,079,946




At October 31, 1995, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                       Gross          Gross            Net
                                    Aggregate     Unrealized     Unrealized     Unrealized
                                         Cost   Appreciation   Depreciation   Appreciation
                                  -----------   ------------   ------------   ------------
GROWTH & INCOME FUND              $57,972,624     $9,228,364       $955,101     $8,273,263
MADE IN THE U.S.A. FUND             7,921,435      1,409,673        437,144        972,529
UTILITIES INCOME FUND              77,622,095      9,154,206        633,842      8,520,364


3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors of the Fund are officers and directors of its investment adviser, FIMCO, its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO for each Series other than the Made In The U.S.A. Fund, an annual fee, payable monthly, at the rate of .75% on the first $300 million of each Series' average daily net assets, .72% on the next $200 million, .69% on the next $250 million and .66% on average daily net assets over $750 million. The annual fee for the Made In The U.S.A. Fund is payable monthly, at the rate of 1.00% on the first $200 million of the Series' average daily net assets, .75% on the next $300 million, declining by
 .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. For the year ended October 31, 1995, total advisory fees accrued to FIMCO were $990,150 of which $347,111 was waived. In addition, expenses of $311,716 were assumed by FIMCO.

Pursuant to certain state regulations, FIMCO has agreed to reimburse each Series if and to the extent that the Series' aggregate operating expenses, including advisory fees but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to that Series in those states (unless waivers of such limitations have been obtained). The amount of any such reimbursement is limited to the Series' yearly advisory fee. For the year ended October 31, 1995, no reimbursement was required pursuant to these provisions.

For the year ended October 31, 1995, FIC, as underwriter, received $3,661,053 in commissions from the sale of Fund shares, after allowing $19,818 to other dealers. Shareholder servicing costs included $351,117 in transfer agent fees and out of pocket expenses accrued to ADM and $131,450 in custodian fees paid to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, each Series is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Series. For the year ended October 31, 1995, these fees on the Class A shares amounted to $380,371 (of which $109,231 was waived by FIC) and $25,357 on the Class B shares.

Wellington Management Company serves as an investment sub-adviser to the Growth & Income Fund. The subadviser is paid by FIMCO and not by the Series.

The Fund's Custodian has provided credits in the amount of $22,493 against custodian charges based on the uninvested cash balances of the Fund. The Fund could possibly have used these cash balances to produce income for the Fund if they were not used to offset custodian charges of the Fund.

4. Capital--Each Series sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% during a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 100,000,000 shares originally designated, the Fund has classified 50,000,000 shares as Class A and 50,000,000 shares as Class B.

5. Rule 144A Securities--Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified investors. At October 31, 1995, the Growth & Income Fund held one 144A security with a value of $256,250, representing less than 1% of the Series' net assets. This security is valued as disclosed in Note 1A.




Financial Highlights

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

------------------------------------------------------------------------------------------
                                                       PER   SHARE  DATA
------------------------------------------------------------------------------------------
                                               Income from Investment Operations
------------------------------------------------------------------------------------------
                                    Net Asset                           Net
                                        Value                  Realized and
                                   ----------            Net     Unrealized     Total from
                                    Beginning     Investment Gain (Loss) on     Investment
                                    of Period         Income    Investments     Operations
------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93                   $ 6.56          $.005         $  ---         $ .005
11/1/93 to 10/31/94                      6.56           .128           .109           .237
11/1/94 to 10/31/95                      6.69           .163          1.125          1.288
CLASS B
1/12/95* to 10/31/95                     6.43           .084          1.372          1.456
------------------------------------------------------------------------------------------
MADE IN THE U.S.A. FUND
CLASS A
8/24/92* to 10/31/92                   $11.64          $.036         $ .050         $ .086
11/1/92 to 10/31/93                     11.70           .122           .373           .495
11/1/93 to 10/31/94                     12.15           .078          (.326)         (.248)
11/1/94 to 10/31/95                     11.78           .083          2.796          2.879
CLASS B
1/12/95* to 10/31/95                    12.03          (.011)         2.491          2.480
------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93                   $ 5.59         $ .118         $ .317         $ .435
11/1/93 to 10/31/94                      5.92           .239          (.839)         (.600)
11/1/94 to 10/31/95                      5.08           .233           .822          1.055
CLASS B
1/12/95* to 10/31/95                     4.95           .144           .930          1.074
------------------------------------------------------------------------------------------

Financial Highlights (cont.)

------------------------------------------------------------------------------------------
                                                       PER   SHARE  DATA
------------------------------------------------------------------------------------------
                                                    Less Distributions from
------------------------------------------------------------------------------------------
                                                                                 Net Asset
                                                                                     Value
                                          Net            Net                     ---------
                                   Investment       Realized          Total         End of
                                       Income           Gain  Distributions         Period
------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93                   $ .005          $  --          $.005         $ 6.56
11/1/93 to 10/31/94                      .107             --           .107           6.69
11/1/94 to 10/31/95                      .168             --           .168           7.81
CLASS B
1/12/95* to 10/31/95                     .106             --           .106           7.78
------------------------------------------------------------------------------------------
MADE IN THE U.S.A. FUND
CLASS A
8/24/92* to 10/31/92                   $ .026          $  --          $.026         $11.70
11/1/92 to 10/31/93                      .045             --           .045          12.15
11/1/93 to 10/31/94                      .122             --           .122          11.78
11/1/94 to 10/31/95                      .079             --           .079          14.58
CLASS B
1/12/95* to 10/31/95                       --             --             --          14.51
------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93                   $ .105          $  --          $.105         $ 5.92
11/1/93 to 10/31/94                      .227           .013           .240           5.08
11/1/94 to 10/31/95                      .235             --           .235           5.90
CLASS B
1/12/95* to 10/31/95                     .164             --           .164           5.86
------------------------------------------------------------------------------------------

Financial Highlights (cont.)

------------------------------------------------------------------------------------------
                                                RATIOS  /  SUPPLEMENTAL   DATA
------------------------------------------------------------------------------------------
                                                 Ratio to Average Net Assets++
------------------------------------------------------------------------------------------
                                                                                       Net
                                        Total     Net Assets                    Investment
                                     Return**  End of Period       Expenses         Income
                                          (%) (in thousands)            (%)            (%)
------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93                      .99+       $ 3,407             --           1.02+
11/1/93 to 10/31/94                      3.67         34,489            .67           2.26
11/1/94 to 10/31/95                     19.51         63,493            .98           2.34
CLASS B
1/12/95* to 10/31/95                    22.73          3,602           1.90+          2.23+
------------------------------------------------------------------------------------------
MADE IN THE U.S.A. FUND
CLASS A
8/24/92* to 10/31/92                     3.86+       $ 8,150            .06+          1.87+
11/1/92 to 10/31/93                      4.23         15,586            .81            .96
11/1/93 to 10/31/94                     (2.05)         7,651            .90            .45
11/1/94 to 10/31/95                     24.59          8,818           1.34            .48
CLASS B
1/12/95* to 10/31/95                    20.62            298           2.29+          (.03)+
------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93                    11.28+       $58,373            .35+          3.84+
11/1/93 to 10/31/94                    (10.15)        62,671            .80           4.59
11/1/94 to 10/31/95                     21.35         83,691           1.04           4.37
CLASS B
1/12/95* to 10/31/95                    21.99          3,209           1.82+          4.93+
------------------------------------------------------------------------------------------

Financial Highlights (cont.)

---------------------------------------------------------------------------
                                          RATIOS  /  SUPPLEMENTAL  DATA
                                        Ratio to Average Net Assets Before
                                           Expenses Waived or Assumed
---------------------------------------------------------------------------
                                                         Net      Portfolio
                                                  Investment       Turnover
                                     Expenses         Income           Rate
                                          (%)            (%)            (%)
---------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93                     1.37+         (.35)+             0
11/1/93 to 10/31/94                      1.83           1.11              6
11/1/94 to 10/31/95                      1.59           1.74             23
CLASS B
1/12/95* to 10/31/95                     2.61+          1.52+            23
---------------------------------------------------------------------------
MADE IN THE U.S.A. FUND
CLASS A
8/24/92* to 10/31/92                     2.64+          (.72)+            0
11/1/92 to 10/31/93                      2.03           (.26)            52
11/1/93 to 10/31/94                      2.32           (.97)            29
11/1/94 to 10/31/95                      2.36           (.55)           107
CLASS B
1/12/95* to 10/31/95                     3.79+         (1.53)+          107
---------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93                     1.80+          2.39+            17
11/1/93 to 10/31/94                      1.59           3.80             58
11/1/94 to 10/31/95                      1.57           3.84             18
CLASS B
1/12/95* to 10/31/95                     2.53+          4.21+            18
---------------------------------------------------------------------------

*  Commencement of operations or date shares first offered
** Calculated without sales charges
+  Annualized
++ Some or all expenses have been waived or assumed from commencement of operations through October 31, 1995 (Note 3).

See notes to financial statements






Independent Auditor's Report


To the Shareholders and Board of Directors of First Investors Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of First Investors Growth & Income Fund, First Investors Made In The U.S.A. Fund and First Investors Utilities Income Fund (comprising First Investors Series Fund II, Inc.), as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Growth & Income Fund, First Investors Made In The U.S.A. Fund and First Investors Utilities Income Fund as of October 31, 1995, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                             Tait, Weller & Baker


Philadelphia, Pennsylvania
November 30, 1995





FIRST INVESTORS SERIES FUND II, INC.


Directors

James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth



Officers

Glenn O. Head
President

Margaret R. Haggerty
Vice President

Patricia D. Poitra
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary



Shareholder Information
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser (Growth & Income Fund only)
Wellington Management Company
75 State Street
Boston, MA 02109

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart, LLP
1800 M Street, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.



FIRST INVESTORS SERIES FUND II, INC.
95 WALL STREET
NEW YORK, NY 10005

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box t the right of a circle containing the words "MAILED FROM ZIP CODE
11201" appears on the right side.

The following appears on the bottom left hand side

First Investors Logo, which is described as follows: the Arabic numeral one separated into seven segments followed gy the word "First Investors.
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

FIUSA03

Vertically reading from the bottom to top in the center of the page the words "FIRST INVESTORS" appear.

FIRST
INVESTORS
SERIES FUND II, INC.

GROWTH & INCOME FUND
MADE IN THE U.S.A. FUND
UTILITIES INCOME FUND

ANNUAL
REPORT

OCTOBER 31, 1995